UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2025

VENUS CONCEPT INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38238	06-1681204
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

235 Yorkland Blvd, Suite 900
Toronto, Ontario M2J 4Y8
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (877) 848-8430

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	VERO	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Registered Direct Offering

On June 6, 2025, Venus Concept Inc., a Delaware corporation (the “Company”), entered into a securities purchase agreement (the “SPA”) with certain institutional investors (each, an “Investor”), pursuant to which the Company agreed to issue and sell to the Investors (i) in a registered direct offering, an aggregate of 434,720  shares (the “Shares”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), at a price of $2.65 per share (the “Registered Direct Offering”) and (ii) in a concurrent private placement, warrants  to acquire up to an aggregate of ---869,440 shares of Common Stock (the “Investor Warrants”), at an initial exercise price of $---2.65 per share (the “Private Placement” and together with the Registered Direct Offering, the “Offering”).

The Shares were offered at-the-market under Nasdaq rules and pursuant to the Company’s shelf registration statement on Form S-3 (File 333-282811), initially filed by the Company with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”), on October 24, 2024 and declared effective on November 1, 2024.

The Investor Warrants (and the shares of Common Stock issuable upon the exercise of the Investor Warrants) were not registered under the Securities Act, and were offered pursuant to an exemption from the registration requirements of the Securities Act provided under Section 4(a)(2) of the Securities Act. The Investor Warrants are exercisable upon issuance and will expire on the eighteen month anniversary of the effective date of the Resale Registration Statement (as defined below), and in certain circumstances may be exercised on a cashless basis. If the Company fails for any reason to deliver shares of Common Stock upon the valid exercise of the Investor Warrants within the prescribed period set forth in the Investor Warrants, the Company is required to pay the applicable holder liquidated damages in cash as set forth in the Investor Warrants. The Investor Warrants also include customary buy-in rights in the event the Company fails to deliver shares of Common Stock upon exercise thereof within the prescribed period as set forth in the Investor Warrants.

A holder is not be entitled to exercise any portion of an Investor Warrant, if, after giving effect to such exercise, the aggregate number of shares of Common Stock beneficially owned by the holder (together with its affiliates and any other persons whose beneficial ownership of Common Stock would or could be aggregated with the holder’s for purposes of Section 13(d) or Section 16 of the Securities Exchange Act of 1934, as amended) would exceed 4.99%, or at the election of the Investor 9.99%, of the Common Stock outstanding after giving effect to the exercise. Such 4.99% limitation may be increased at the holder’s election upon 61 days’ notice to the Company, provided that such percentage may not exceed 9.99%.

On June 9, 2025, the Company closed the Offering, raising gross proceeds of approximately $1.15 million before deducting placement agent fees and other offering expenses payable by the Company. The Company intends to use the net proceeds from the Offering for working capital and general corporate purposes.

Under the SPA, no later than June 20, 2025, the Company is required to file a registration statement on Form S-3 (or other appropriate form if the Company is not then S-3 eligible) registering the resale of the shares of Common Stock issued or issuable upon exercise of the Investor Warrants (the “Resale Registration Statement”). The Company is required to use commercially reasonable efforts to cause such registration to become effective within 45 days of the closing date of the Offering (or within 75 days following the closing of the Offering in case of “full review” of the registration statement by the SEC), and to keep the registration statement effective at all times until no Investor owns any Investor Warrants or shares issuable upon exercise thereof.

H.C. Wainwright & Co., LLC (“HCW”) acted as the Company’s placement agent in connection with Offering. The Company paid HCW consideration consisting of (i) a cash fee equal to 7.0% of the aggregate gross proceeds in the Offering, (ii) a management fee equal to 1.0% of the aggregate gross proceeds in the Offering, (iii) reimbursement of certain expenses and (iv) warrants to acquire up to an aggregate of 30,430 shares of Common Stock (the “Placement Agent Warrants”). The Placement Agent Warrants are similar to the Investor Warrants, except that the initial exercise price of the Placement Agent Warrants is $3.3125 per share.

The foregoing descriptions of the SPA, the Investor Warrants and the Placement Agent Warrants do not purport to be complete and are qualified in their entirety by reference to the full text of the form of SPA, form of Investor Warrant and form of Placement Agent Warrant, copies of which are filed hereto as Exhibits 10.1, 4.1 and 4.2, respectively.

Item 3.02	Unregistered Sale of Equity Securities.

The information set forth in Item 1.01 of this Form 8-K with respect to the issuance of the Investor Warrants and the Placement Agent Warrants is incorporated herein by reference.

Item 8.01	Other Events

Press Releases

On June 6, 2025, the Company issued a press release announcing the pricing of the Offering, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

On June 9, 2025, the Company issued a press release announcing the closing of the Offering, a copy of which is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking” statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Any statements contained herein that are not of historical facts may be deemed to be forward-looking statements. In some cases, readers can identify these statements by words such as such as “anticipates,” “believes,” “plans,” “expects,” “projects,” “future,” “intends,” “may,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “guidance,” and other similar expressions that are predictions of or indicate future events and future trends. These forward-looking statements include, but are not limited to, statements about the entry into the SPA, the issuance of the Shares and the issuance or exercise of the Investor Warrants and Placement Agent Warrants. These forward-looking statements are based on current expectations, estimates, forecasts, and projections about the Company’s business and the industry in which the Company operates and management’s beliefs and assumptions and are not guarantees of future performance or developments and involve known and unknown risks, uncertainties, and other factors that are in some cases beyond the Company’s control. As a result, any or all of the Company’s forward-looking statements in this Current Report on Form 8-K may turn out to be inaccurate. Factors that could materially affect the Company’s business operations and financial performance and condition include, but are not limited to, general economic conditions and involve risks and uncertainties that may cause results to differ materially from those set forth in the statements and those risks and uncertainties described under Part II Item 1A-”Risk Factors” in the Company’s Quarterly Reports on Form 10-Q and Part I Item 1A-”Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024. Readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on the forward-looking statements. The forward-looking statements are based on information available to the Company as of the date of this Current Report on Form 8-K. Unless required by law, the Company does not intend to publicly update or revise any forward-looking statements to reflect new information or future events or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this report:

Exhibit No.	Description
4.1	Form of Investor Warrant
4.2	Form of Placement Agent Warrant
5.1	Opinion of Dorsey & Whitney LLP
10.1	Form of Securities Purchase Agreement
23.1	Consent of Dorsey & Whitney LLP (contained in Exhibit 5.1 above)
99.1	Press Release, dated June 6, 2025
99.2	Press Release, dated June 9, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VENUS CONCEPT INC.

Date: June 9, 2025	By:	/s/ Domenic Della Penna
Domenic Della Penna
Chief Financial Officer